UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
November 3, 2008
Finisar Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-27999 (Commission File No.)	94-3038428 (I.R.S. Employer Identification No.)
1389 Moffett Park Drive
Sunnyvale, CA 94089
(Address of principal executive offices)
Registrant’s telephone number, including area code:
(408) 548-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On November 3, 2008, Finisar Corporation (the “Company”) issued a press release announcing that it has renewed and extended the term of its credit facilities with Silicon Valley Bank. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
     Reference is made to Item 1.01 of this report regarding the renewal and extension of the Company’s credit facilities.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.:	Description

99.1	Press Release of Finisar Corporation dated November 3, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 3, 2008

Finisar Corporation
By:	/s/ Stephen K. Workman
Stephen K. Workman
Senior Vice President, Finance and Chief Financial Officer

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